PILGRIM(R)
---------------------------
FUNDS FOR SERIOUS INVESTORS








                                                                PRIME RATE TRUST

                                                              Semi-Annual Report









------------------------------------------------------------------------------Q2
                                                                 August 31, 2000
                                                              Semi-Annual Report

                            Pilgrim Prime Rate Trust

                               SEMI-ANNUAL REPORT

                                 August 31, 2000

                                    --------

                                Table of Contents


              Chairman's Message ............................     2
              Letter to Shareholders ........................     3
              Statistics and Performance ....................     7
              Performance Footnotes .........................     9
              Additional Notes and Information ..............    10
              Portfolio of Investments ......................    11
              Statement of Assets and Liabilities ...........    26
              Statement of Operations .......................    27
              Statements of Changes in Net Assets ...........    28
              Statement of Cash Flows .......................    29
              Financial Highlights ..........................    30
              Notes to Financial Statements .................    32
              Fund Advisors and Agents ......................    38

                                    --------

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                            Pilgrim Prime Rate Trust

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CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Semi-Annual Report for Fiscal 2001 for Pilgrim Prime Rate Trust (the "Trust").

On the following pages, the Portfolio Managers will discuss the Trust's milestones and performance, as well as recent market developments. A leader in its class, the Trust has continued to increase shareholder value through strong management and innovative approaches.

We believe you will find the six months results a reflection of the ING Pilgrim Investments, Inc. philosophy to provide core holdings which seek to meet the three key needs of the serious investor:

1.   Preservation of capital

2.   Participation in rising markets

3.   Outperformance in falling markets

Thank you for selecting Pilgrim Prime Rate Trust. We appreciate the confidence you have placed in us in serving your investment needs.

Sincerely,


/s/ Robert W. Stallings


Robert W. Stallings
Chairman and Chief Executive Officer
ING Pilgrim Group, Inc.
October 20, 2000

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                            Pilgrim Prime Rate Trust

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LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

The objective of Pilgrim Prime Rate Trust (the "Trust") is to deliver a high current yield consistent with the preservation of capital. During the second quarter ended, August 31, 2000, the Trust paid its 148th consecutive dividend. Based on the $0.218 of dividends declared during the quarter, and the average month-end net asset value ("NAV") per share of $8.78, the annualized distribution rate was 9.85%.(1)

THE TRUST

The Trust invests in a diversified  portfolio of leveraged  senior loans made to
U. S. and Canadian corporations. All of the investments are denominated in U. S. dollars. The Trust buys these loans from large corporate banks and other sophisticated financial institutions. The typical investment matures between seven and ten years but is generally repaid within three to five years. Interest rates on the loans are typically based on LIBOR and reset every thirty to ninety days. Consequently, the Trust's investments normally exhibit lower price volatility than fixed rate corporate bonds, whose prices fluctuate in response to changes in interest rates. Other factors which reduce the risk of the senior loan asset class May include: (i) priority status among all lenders; (ii) collateral coverage; and (iii) covenants granted by borrowers to adhere to certain operating and financial standards. Additionally, the Trust maintains a highly diversified portfolio, which seeks to limit the adverse effect of loan defaults on performance.

THE LOAN MARKET

During the second quarter of this year, loan market participants anxiously awaited a return to normalcy in terms of both consistency of new deal flow and price volatility. Unfortunately, neither materialized. Despite a relatively strong June, new issuance volume slipped during the quarter to approximately $43 billion, off some 39% as compared to the same period in 1999.(+) Virtual gridlock in the high yield bond market during the quarter was the primary catalyst of the slowdown, as the inability to raise sufficient amounts of junior capital generally precluded the launch of larger transactions. Even the Telecommunications sector, unquestionably the most prolific over the course of the last year in terms of new volume, showed signs of weakness as investors grew justifiably cautious in the face of the decline in the NASDAQ. In a marked reversal from earlier quarters, Telecommunications accounted for only 13% of new volume, outpaced by services (22%) and general industrial (21%).(+)

While the pace of new issuance moderated during the quarter, the level of defaults did not. The number of defaulting transactions increased by one as compared to the first quarter 2000, while the dollar amount was down slightly. There are however, some positive trends emerging: the one-year default experience of institutional loans originated during the twelve month period ended June 30, 2000 fell to 3.5%, as compared to 5.3% for those originated during the twelve month period ending March 31, 2000.(+) Nonetheless, we remain cautious as several key factors point to the potential for defaults to remain relatively high throughout the balance of the year. Among these factors are: higher borrowing rates, coupled with the prospect of slowing economic growth; prevailing and developing industry sector pressures (e.g., theater exhibitors and auto parts suppliers, respectively); and the increasingly low level of credit tolerance by commercial banks. An important indicator, The Federal Reserve's May 2000 survey of senior bank loan officers indicated that nearly 25% of lenders were tightening their credit standards on large commercial & industrial loans, while virtually none were easing.

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                            Pilgrim Prime Rate Trust

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LETTER TO SHAREHOLDERS
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On the plus side,  the continual  focus on credit and structure has provided two
noticeable   benefits:   (1)  credit  standards  have  undoubtedly  gotten  more
conservative, and (2) interest spreads for all but the most creditworthy of borrowers remain wide relative to the historical norm. The average leverage multiple (debt/EBITDA) -- excluding media and Telecommunications issuers -- fell to 4.0x during the second quarter from 4.1x in first quarter 2000 (and as high as 5.7x in 1997). Although BB rated issuers that tapped the market during the quarter saw generally good demand and pricing relief, spreads for single B rated issuers remained relatively flat as compared to first quarter 2000.

As noted in prior reports, the Trust uses market quotes to value its investments when the Trust believes that reliable market quotes are available and reflect current value. Under the Trust's valuation procedures, investments that cannot be valued based on market quotes will continue to be valued at their current value, which is ascertained through a fundamental analysis. The amount of the Trust's investments that are valued on the basis of market quotes has steadily increased through this year. As of this writing, approximately 80% of the portfolio was valued using daily market quotes.

PERFORMANCE OF THE TRUST
For the quarter ended August 31, 2000, the Trust:

Reported attractive distribution rates. The annualized distribution rate, based on the August 2000 dividend and month-end NAV, was 9.88%, versus 9.96% at May 31st.

The Trust's annualized market yield based on the August 2000 dividend was 9.82%, which continues to represent an attractive yield advantage over many other variable and fixed income investment products.

Paid a relatively high level of current income. Based on the $0.218 of dividends declared for the quarter, the annualized quarterly distribution rate based on average NAV exceeded average 60 day LIBOR for the quarter by 3.19%. This yield also exceeded the average Prime Rate for the quarter by approximately 0.35%.

Maintained a high level of diversification. At the end of the quarter, the Trust managed senior loans from 179 separate borrowers, with an average investment size of $9.02 million. These loans were diversified across 33 industry sectors, the largest of which was Cellular (wireless providers), which represented approximately 8.8% of total assets. The single largest issuer exposure within this sector (Voicestream Wireless) was roughly 4.9% of total assets.

Utilized leverage to improve performance. As of August 31st, the Trust had $493 million outstanding on its leveraging facilities, representing 29.2% of total assets. The average cost of leverage during the quarter was 7.11%, versus the weighted average spread of portfolio investments for the quarter of 10.22%.

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                            Pilgrim Prime Rate Trust

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LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
We encourage your questions and comments.


/s/ James R. Reis

James R. Reis
Executive Vice President
Director of Senior Lending


/s/ Jeffrey A. Bakalar

Jeffrey A. Bakalar
Senior Vice President
Co-Senior Portfolio Manager


/s/ Daniel A. Norman

Daniel A. Norman
Senior Vice President
Co-Senior Portfolio Manager

Pilgrim Prime Rate Trust
October 25, 2000

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                            Pilgrim Prime Rate Trust

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SHAREHOLDER LETTER FOOTNOTES
--------------------------------------------------------------------------------

(1) The distribution rate is calculated by annualizing dividends declared during the quarter (i.e. divided by days in the related quarter times days in the fiscal year) and then dividing the resulting annualized dividend by the average month-end net asset value ("NAV"). The distribution rates are based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rates may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

(+)  Source: Standard & Poor's and Portfolio Management Data.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking statements". Actual results could differ materially from those projected in the "forward-looking statements".

The views expressed in this letter reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

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                            Pilgrim Prime Rate Trust

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STATISTICS AND PERFORMANCE as of August 31, 2000
--------------------------------------------------------------------------------

                            PORTFOLIO CHARACTERISTICS


Net Assets                                                        $1,187,650,175
Assets Invested in Senior Loans*                                  $1,614,012,984
Total Number of Senior Loans                                                 179
Average Amount Outstanding per Loan                               $    9,016,832
Total Number of Industries                                                    33
Average Loan Amount per Industry                                  $   48,909,484
Portfolio Turnover Rate (YTD)                                                28%
Weighted Average Days to Interest Rate Reset                             31 days
Average Loan Maturity                                                  60 months
Average Age of Loans Held in Portfolio                                 11 months

*    Includes loans and other debt received through restructures

                   TOP TEN SENIOR LOANS INDUSTRIES AS A % OF

                                                NET ASSETS     TOTAL ASSETS
                                                ----------     ------------
Cellular                                           12.6%           8.8%
Healthcare, Education & Childcare                  10.0%           7.1%
Containers, Packaging and Glass                     9.4%           6.6%
Buildings and Real Estate                           7.2%           5.0%
Hotels, Motels, Inns and Gaming                     7.1%           5.0%
Ecological                                          6.9%           4.9%
Leisure, Amusement, Motion Pictures and
  Entertainment                                     6.9%           4.8%
Finance                                             6.0%           4.3%
Aerospace and Defense                               5.4%           3.8%
Electronics                                         5.1%           3.6%

                          TOP 10 SENIOR LOANS AS A % OF

                                                NET ASSETS     TOTAL ASSETS
                                                ----------     ------------
Voicestream Wireless                                6.9%           4.9%
Allied Waste Industries                             5.8%           4.1%
Stone Container Corp.                               2.7%           1.9%
Nextel Finance Corp.                                2.4%           1.7%
Riverwood International                             2.3%           1.7%
Ventas Realty Partnership, Inc.                     2.1%           1.5%
Wyndham International                               1.9%           1.4%
Charter Communications                              1.9%           1.4%
Pathmark Stores, Inc.                               1.7%           1.2%
Safelite Glass Corp.                                1.7%           1.2%

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                            Pilgrim Prime Rate Trust

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STATISTICS AND PERFORMANCE as of August 31, 2000
--------------------------------------------------------------------------------

                          YIELDS AND DISTRIBUTION RATES

                                                              Average           Average
                                  (NAV)         (MKT)        Annualized       Annualized
                      Prime    30-Day SEC    30-Day SEC     Distribution     Distribution
Quarter-ended         Rate       Yield A       Yield A     Rate at NAV B     Rate at MKT B
-------------         ----       -------       -------     -------------     -------------
August 31, 2000       9.50%      10.00%         9.94%          9.85%             9.79%
May 31, 2000          9.50%       7.28%         7.44%          9.94%            10.56%
February 29, 2000     8.75%       8.90%         9.67%          9.13%             9.84%
November 30, 1999     8.50%       8.11%         7.87%          8.68%             8.35%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                            NAV        MKT
                                                            ---        ---
1 Year                                                     5.08%       2.01%
3 Years                                                    6.62%       4.22%
5 Years                                                    7.20%       8.43%
10 Years                                                   7.54%        N/A
Since Trust Inception F,H                                  8.03%        N/A
Since Initial Trading on NYSE G                             N/A        8.07%

Assumes rights were exercised and excludes sales charges and commissions C,D,E

Performance data represents past performance and is no guarantee of future results.

                       See performance footnotes on page 9

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                            Pilgrim Prime Rate Trust

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PERFORMANCE FOOTNOTES
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(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing dividends declared during the quarter (i.e. divided by days in the related quarter times days in the fiscal year) and then dividing the resulting annualized dividend by the average month-end net asset value (in the case of NAV) or the average NYSE Composite closing price (in the case of Market) at the end of the period.

(C) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

(D) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

(E) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

(F)  Inception Date -- May 12, 1988.

(G)  Initial Trading on NYSE -- March 9, 1992.

(H)  Reflects partial waiver of fees.

     Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

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                            Pilgrim Prime Rate Trust

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ADDITIONAL NOTES AND INFORMATION
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SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program", formerly known as the Dividend Reinvestment and Cash Purchase Plan) which allows shareholders a simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Trust. The Program also offers Trust shareholders the ability to make optional cash investments in any amount from $100 to $5,000 on a monthly basis. Amounts in excess of $5,000 require prior approval of the Trust. DST Systems, Inc., the Trust's Transfer Agent, is the Administrator for the Program.

For dividend reinvestment purposes, the Administrator will purchase shares of the Trust on the open market when the market price plus estimated commissions is less than the net asset value on the valuation date. The Trust may issue new shares when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by the Administrator when the market price plus estimated commissions is less than the net asset value on the valuation date. New shares may be issued by the Trust when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro-rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or our Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES -- Calendar 2000 Dividends:

     DECLARATION DATE           EX-DATE                 PAYABLE DATE
     ----------------           -------                 ------------
     January 31                 February 8              February 23
     February 29                March 8                 March 22
     March 31                   April 6                 April 24
     April 28                   May 8                   May 22
     May 31                     June 8                  June 22
     June 30                    July 6                  July 24
     July 31                    August 8                August 22
     August 31                  September 7             September 22
     September 29               October 6               October 23
     October 31                 November 8              November 22
     November 30                December 7              December 22
     December 19                December 27             January 11, 2001

     Record date will be two business days after each Ex-Date. These dates are subject to change.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). Effective November 16, 1998 the Trust's name changed to Pilgrim Prime Rate Trust and its cusip number became 72146W 10 3. Prior to November 16, 1998 the Trust's name was Pilgrim America Prime Rate Trust and its cusip number was 720906 10 6. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

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                            Pilgrim Prime Rate Trust
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PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Senior Loans*
(Dollar weighted portfolio interest reset period is 31 days)

PRINCIPAL AMOUNT       BORROWER/TRANCHE DESCRIPTION                     VALUE
----------------       ----------------------------                     -----

AEROSPACE AND DEFENSE: 5.4%
                       Avborne
      $14,700,000      Term Loan, maturing June 30, 2003             $14,479,500

                       Erickson Air-Crane Company
        8,679,628      Term Loan, maturing December 31, 2004           8,679,628

                       New Piper Aircraft
        8,683,573      Term Loan, maturing April 15, 2005              8,575,028

                       Piedmont Aviation Services
        6,329,849      Term Loan, maturing July 23, 2006               6,266,551
        6,329,849      Term Loan, maturing July 23, 2007               6,266,551

                       Stellex
        2,477,273      Term Loan, maturing September 30, 2006          2,018,977

                       Titan Corporation
        3,500,000      Term Loan, maturing February 23, 2007           3,513,125

                       Transtar
       14,919,643      Term Loan, maturing January 20, 2006           14,528,002
                                                                     -----------
                                                                      64,327,362
                                                                     -----------
 AUTOMOBILE: 4.6%
                       Autosystems Mfg. Inc.(4)
        4,962,500      Term Loan, maturing May 31, 2004(3)             3,473,750
        4,962,500      Term Loan, maturing May 31, 2005(3)             3,473,750

                       Breed Technologies(2)
        2,865,207      Term Loan, maturing December 31, 2000           1,694,054
        3,973,549      Revolver, maturing April 18, 2004(3)            2,349,361
        2,974,922      Term Loan, maturing April 18, 2004(3)           1,758,923

                       Capital Tool & Design Ltd.
        9,290,638      Term Loan, maturing July 26, 2003               9,290,638

                       Global Metal Technologies
        8,767,420      Term Loan, maturing March 12, 2005              8,767,420

                       Safelite Glass Corp.(2)
       13,435,082      Term Loan, maturing December 23, 2005(3)       10,076,311
       13,435,082      Term Loan, maturing December 23, 2004(3)       10,076,311

                       Venture Holdings
        3,300,001      Term Loan, maturing April 5, 2005               3,239,502
                                                                     -----------
                                                                      54,200,020
                                                                     -----------

                 See Accompanying Notes to Financial Statements

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                            Pilgrim Prime Rate Trust

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PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT       BORROWER/TRANCHE DESCRIPTION                     VALUE
----------------       ----------------------------                     -----

BEVERAGE, FOOD AND TOBACCO: 4.0%
                       Aurora Foods
      $ 5,246,761      Term Loan, maturing June 30, 2005             $ 4,923,209
        2,981,250      Term Loan, maturing September 30, 2006          2,823,244

                       Edwards Baking Co.
        2,833,333      Term Loan, maturing September 30, 2003          2,833,333
        3,291,666      Term Loan, maturing September 30, 2005          3,291,666
        3,291,666      Term Loan, maturing September 30, 2005          3,291,666

                       Empire Kosher Poultry
       13,632,500      Term Loan, maturing December 31, 2004          13,632,500

                       Imperial Sugar Company
        5,463,176      Term Loan, maturing December 31, 2003           5,463,176
        5,223,311      Term Loan, maturing December 31, 2005           5,223,311

                       Nutrasweet Acquisition Corp.
        1,500,000      Term Loan, maturing May 31, 2007                1,500,938

                       Pabst Brewing Company
        5,000,000      Term Loan, maturing April 30, 2003              4,950,000

                                                                     $47,933,043
                                                                     -----------
BUILDING AND REAL ESTATE: 7.2%
                       HQ Global Workplaces
        7,458,275      Term Loan, maturing September 4, 2009           7,448,953

                       Kevco, Inc.
        7,681,110      Term Loan, maturing February 2, 2005            7,681,110

                       Meditrust Corp.
        7,055,652      Revolver, maturing July 15, 2001                6,355,964
        6,500,000      Term Loan, maturing July 15, 2001               5,980,000

                       Prison Realty
        4,950,000      Term Loan, maturing December 31, 2002           4,915,969

                       Tree Island Industries
       11,148,753      Term Loan, maturing March 31, 2003             11,148,753

                       US Aggregates
        6,187,143      Term Loan, maturing March 31, 2006              6,179,409

                       Ventas Realty Limited Partnership
        1,043,142      Term Loan, maturing December 31, 2002           1,043,142
          521,571      Term Loan, maturing December 31, 2005             521,571
       23,620,873      Term Loan, maturing December 31, 2007          23,620,873

                       Washington Group
       10,000,000      Term Loan, maturing July 7, 2007                9,996,880
                                                                     -----------
                                                                      84,892,624
                                                                     -----------

                 See Accompanying Notes to Financial Statements

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                            Pilgrim Prime Rate Trust

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PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT       BORROWER/TRANCHE DESCRIPTION                     VALUE
----------------       ----------------------------                     -----

CARGO TRANSPORT: 2.8%
                       American Commercial Lines
      $ 1,708,773      Term Loan, maturing June 30, 2006             $ 1,662,850
        2,450,994      Term Loan, maturing June 30, 2007               2,385,123

                       Evergreen International Aviation, Inc.
        2,460,144      Term Loan, maturing May 31, 2002                2,401,715
          894,457      Term Loan, maturing May 31, 2002                  873,214
          379,062      Term Loan, maturing May 7, 2003                   370,058

                       Gemini Air Cargo, Inc.
        7,063,393      Term Loan, maturing August 12, 2005             7,052,360

                       Neoplan USA Corporation
        9,794,276      Term Loan, maturing May 29, 2005                9,794,296

                       Omnitrax Inc.
        8,909,091      Term Loan, maturing May 12, 2005                8,886,818
                                                                     -----------
                                                                      33,426,436
                                                                     -----------
CELLULAR: 12.6%
                       American Cellular Corp.
        4,433,333      Term Loan, maturing March 31, 2008              4,432,101
        5,066,667      Term Loan, maturing March 31, 2009              5,065,258

                       Independent Wireless One
       10,000,000      Term Loan, maturing June 20, 2008              10,000,000

                       Nextel Communications, Inc.
        8,854,550      Lease, maturing March 15, 2006                  8,832,414
                       Nextel Finance
       28,500,000      Term Loan, maturing March 15, 2009             28,383,407

                       Rural Cellular Corp.
        3,750,000      Term Loan, maturing October 3, 2008             3,748,830
        3,750,000      Term Loan, maturing April 3, 2009               3,748,830

                       Voicestream Wireless
       40,000,000      Term Loan, maturing February 25, 2008          39,688,880
       20,000,000      Term Loan, maturing February 25, 2008          19,844,440
       22,500,000      Term Loan, maturing February 25, 2009          22,425,008

                       Western Wireless
        3,000,000      Term Loan, maturing September 30, 2008          3,013,125
                                                                     -----------
                                                                     149,182,293
                                                                     -----------

                 See Accompanying Notes to Financial Statements

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                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT       BORROWER/TRANCHE DESCRIPTION                     VALUE
----------------       ----------------------------                     -----

CHEMICALS, PLASTICS AND RUBBER: 4.0%
                       Acadia Elastomers Corp
      $ 9,671,533      Term Loan, maturing February 17, 2004         $ 9,478,102

                       Cedar Chemical Corp
       11,056,957      Term Loan, maturing October 30, 2003            9,951,261

                       Euro United Corp.(4)
       14,887,500      Term Loan, maturing May 31, 2001(3)             7,443,750

                       Foam Fabrics Inc.
        5,639,180      Term Loan, maturing March 5, 2005               5,639,180

                       Foamex L.P.
        3,314,354      Term Loan, maturing June 30, 2005               3,268,781
        3,013,059      Term Loan, maturing June 30, 2006               2,971,630

                       Huntsman Corporation
        1,120,688      Term Loan, maturing December 31, 2002           1,087,068
          260,155      Term Loan, maturing December 31, 2002             254,952
        7,000,000      Term Loan, maturing December 31, 2005           6,956,250

                       Lyondell Chemical Company
          828,339      Term Loan, maturing June 30, 2005                 838,855
                                                                     -----------
                                                                      47,889,829
                                                                     -----------
CONTAINERS, PACKAGING AND GLASS: 9.4%
                       Blue Ridge Paper Products
        8,909,565      Term Loan, maturing May 14, 2006                8,909,565

                       Crown Paper Co.(2)
        2,875,000      Debtor In Possession, maturing
                       September 14, 2001                              2,760,000
        8,170,661      Term Loan, maturing August 22, 2003             7,833,621

                       Eastern Pulp & Paper
       16,200,979      Term Loan, maturing August 31, 2004            16,200,979
          352,697      Term Loan, maturing December 31, 2000             352,697

                       Huntsman Packaging Corp.
        3,000,000      Term Loan, maturing May 15, 2008                2,947,032

                       Impaxx Inc.
        4,900,000      Term Loan, maturing December 31, 2005           4,900,000

                       Nexpak Corp.
        2,474,941      Term Loan, maturing December 31, 2005           2,474,941
        2,474,941      Term Loan, maturing December 31, 2006           2,474,941

                       Riverwood International
       22,812,289      Term Loan, maturing February 28, 2003          22,741,000
        4,175,961      Term Loan, maturing February 28, 2004           4,190,752
        1,495,216      Term Loan, maturing August 31, 2004             1,500,512

                       Stone Container Corp.
       14,324,870      Term Loan, maturing December 31, 2006          14,364,034
       17,083,889      Term Loan, maturing December 31, 2006          17,093,046

                       Tekni-Plex Inc.
        3,000,000      Term Loan, maturing June 21, 2006               3,013,125
                                                                     -----------
                                                                     111,756,245
                                                                     -----------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT       BORROWER/TRANCHE DESCRIPTION                     VALUE
----------------       ----------------------------                     -----

DATA AND INTERNET SERVICES: 4.2%
                       McLeod USA Corp
      $ 6,500,000      Term Loan, maturing May 31, 2008              $ 6,513,709

                       Paging Network
       14,929,000      Revolver, maturing December 31, 2004           12,380,411

                       Teletouch Communications
        9,958,333      Term Loan, maturing November 30, 2004           9,958,333

                       Teligent, Inc.
       10,000,000      Term Loan, maturing July 1, 2002                9,483,330

                       TSR Wireless
       11,970,000      Term Loan, maturing June 30, 2005              11,072,250
                                                                     -----------
                                                                      49,408,033
                                                                     -----------
 DIVERSIFIED/CONGLOMERATE MANUFACTURING: 2.2%
                       Allied Digital Technologies Corp.
        9,900,000      Term Loan, Maturing December 31, 2005           4,950,000

                       Barjan Products
        4,950,000      Term Loan, maturing May 31, 2006                4,950,000

                       General Cable Corporation
        5,426,664      Term Loan, maturing May 24, 2007                5,400,378

                       Holmes Products Corp.
        3,960,000      Term Loan, maturing February 15, 2007           3,905,550

                       United Pet Group
        6,930,000      Term Loan, maturing March 31, 2006              6,930,000
                                                                     -----------
                                                                      26,135,928
                                                                     -----------
 DIVERSIFIED/CONGLOMERATE SERVICE: 2.7%
                       Enterprise Profit Solutions Corp.
        2,147,923      Term Loan, maturing June 14, 2001               2,147,923

                       Mafco Finance Corp.
       10,000,000      Term Loan, maturing August 29, 2001             9,956,250

                       Outsourcing Solutions, Inc.
       12,418,719      Term Loan, maturing June 1, 2006               12,385,089

                       Private Business
        5,124,549      Term Loan, maturing August 19, 2006             5,073,277

                       URS Corporation
        1,237,500      Term Loan, maturing June 9, 2006                1,240,594
        1,237,500      Term Loan, maturing June 9, 2007                1,240,594
                                                                     -----------
                                                                      32,043,727
                                                                     -----------
ECOLOGICAL: 6.9%
                       Allied Waste NA
        5,000,000      Term Loan, maturing July 12, 2005               4,731,730
       30,454,545      Term Loan, maturing July 12, 2006              29,237,490
       36,545,455      Term Loan, maturing July 12, 2007              35,087,656

                       Clean Harbors
        4,500,000      Term Loan, maturing May 5, 2001                 4,500,000

                       Rumpke
        8,787,500      Term Loan, maturing September 26, 2002          8,787,500
                                                                     -----------
                                                                      82,344,376
                                                                     -----------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT       BORROWER/TRANCHE DESCRIPTION                     VALUE
----------------       ----------------------------                     -----

ELECTRONICS: 5.1%
                       Decision One Corp.
     $  3,465,094      Term Loan, maturing April 18, 2005            $ 3,031,958
        2,188,647      Term Loan, maturing April 18, 2005              2,188,647

                       Dynamic Details, Inc.
        5,658,718      Term Loan, maturing April 22, 2005              5,602,131

                       Dynatech Corporation
       11,454,902      Term Loan, maturing September 30, 2007         11,456,334

                       Electro Mechanical Solutions
        4,187,696      Term Loan, maturing June 30, 2004               3,978,311

                         Frontway Network Solutions, Inc.
        1,505,505      Term Loan, maturing November 20, 2002           1,505,505

                       Intri-Plex Technologies, Inc.
        5,347,826      Term Loan, maturing September 30, 2002          4,278,261

                       Knowles Electronics
        7,000,000      Term Loan, maturing June 29, 2007               6,658,750

                       Mitel Corporation
        8,999,972      Term Loan, maturing June 2, 2004                8,924,039

                       Sarcom Inc.
        7,488,141      Term Loan, maturing November 20, 2002           7,488,141

                       Semiconductor Components, LLC
        2,510,089      Term Loan, maturing August 4, 2006              2,530,744
        2,703,340      Term Loan, maturing August 4, 2007              2,725,585
                                                                     -----------
                                                                      60,368,406
                                                                     -----------
FINANCE: 6.0%
                       Alliance Data systems
          982,143      Revolver, maturing March 4, 2006                  933,036
          781,250      Term Loan, maturing March 4, 2006                 761,719
       14,400,000      Term Loan, maturing October 31, 2005           14,148,000
        1,659,107      Term Loan, March 4, 2006                        1,617,629

                       Anthony Crane
       14,850,000      Term Loan, maturing July 20, 2006              13,723,880

                       Bridge Information Systems
        1,625,728      Lease, maturing April 1, 2001                   1,625,728
        3,167,369      Lease, maturing April 1, 2001                   3,167,369
        5,843,952      Term Loan, maturing May 29, 2005                5,843,952

                       National Partnership Investments Corp.
        5,764,549      Term Loan, maturing June 30, 2001               5,764,549

                       Rent-A-Center, Inc.
        5,215,229      Term Loan, maturing January 31, 2006            5,180,459
        6,729,221      Term Loan, maturing January 31, 2007            6,684,357
        4,000,000      Term Loan, maturing December 31, 2007           3,990,000

                       United Rentals, Inc.
        5,000,000      Term Loan, maturing June 30, 2006               4,936,980

                       Value Asset Management, Inc.
        3,333,333      Term Loan, maturing August 31, 2005             3,333,333
                                                                     -----------
                                                                      71,710,991
                                                                     -----------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT       BORROWER/TRANCHE DESCRIPTION                     VALUE
----------------       ----------------------------                     -----

GROCERY: 2.1%
                       Grand Union Capital Corporation
     $  4,976,273      Term Loan, maturing August 17, 2003           $ 3,732,204

                       Pathmark Stores, Inc.(2)
        2,776,860      Revolver, maturing June 15, 2001                2,760,662
        3,639,850      Term Loan, maturing June 15, 2001               3,618,619
       13,953,070      Term Loan, maturing December 15, 2001          13,897,844

                       Schwegman Giant Super Markets(1)
          506,114      Term Loan, maturing July 30, 2002(3)              303,668
                                                                     -----------
                                                                      24,312,997
                                                                     -----------
HEALTHCARE, EDUCATION AND CHILDCARE: 10.0%
                       Caremark, RX
          466,309      Term Loan, maturing June 9, 2001                  443,285
          394,829      Term Loan, maturing June 9, 2001                  375,828

                       Children's Discovery Centers
        9,164,063      Term Loan, maturing August 10, 2004             8,934,961

                       Community Health Systems
        6,193,680      Term Loan, maturing December 31, 2003           6,132,388
        6,193,680      Term Loan, maturing December 31, 2004           6,136,259
        1,387,907      Term Loan, maturing December 31, 2005           1,375,330

                       Concentra Operating Corp.
        3,300,000      Term Loan, maturing June 30, 2006               3,069,000
        1,650,000      Term Loan, maturing June 30, 2007               1,534,500

                       Covenant Care California
        6,000,000      Term Loan, maturing April 30, 2001              6,000,000

                       Dada Behring
        3,205,063      Term Loan, maturing June 30, 2006               2,948,658
        3,205,063      Term Loan, maturing June 30, 2007               2,948,658

                       Doshi Diagnostics
        4,887,500      Term Loan, maturing May 15, 2005                4,887,500

                       Fountain View
       13,676,471      Term Loan, maturing March 31, 2004             13,676,471

                         Genesis Health Ventures, Inc.(2)
        2,766,313      Term Loan, maturing September 30, 2003          2,351,366

                       Healthcare Direct
        3,243,300      Term Loan, maturing August 1, 2004              3,243,300
        4,018,000      Term Loan, maturing August 1, 2006              4,018,000

                       Magellan Health Services
        1,277,088      Term Loan, maturing February 28, 2005           1,117,452
        1,277,088      Term Loan, maturing February 28, 2006           1,117,452

                       Mellon Financial Services Corp IV(2)
        4,400,754      Lease, maturing September 30, 2004              3,740,641

                       Paragon Health Network, Inc.(2)
       14,654,474      Term Loan, maturing April 30, 2005(3)           8,792,684
        8,767,570      Term Loan, maturing March 31, 2006(3)           5,260,542

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT       BORROWER/TRANCHE DESCRIPTION                     VALUE
----------------       ----------------------------                     -----

HEALTHCARE, EDUCATION AND CHILDCARE (CONTINUED)
                       The Brown Schools (Healthcare America)
      $10,156,250      Term Loan, maturing June 30, 2004            $ 10,156,250
        4,062,500      Term Loan, maturing June 30, 2005               4,062,500

                         The Multicare Companies, Inc.(2)
        3,312,183      Term Loan, maturing September 30, 2003(3)       2,815,356

                       Vencor Inc.(2)
       13,134,063      Term Loan, maturing May 5, 2005(3)             11,163,954

                       Vision Twenty-One
        2,898,018      Term Loan, maturing June 30, 2005               2,898,018
                                                                    ------------
                                                                     119,200,353
                                                                    ------------
HOME AND OFFICE FURNISHINGS, HOUSEWARES, AND DURABLE CONSUMER PRODUCTS: 2.8%
                       American Blind & Wallpaper
          722,983      Term Loan, maturing December 29, 2005             722,983

                       Buhrmann NV
        5,839,370      Term Loan, maturing December 26, 2007           5,858,138

                       Desa
        8,315,000      Term Loan, maturing November 26, 2004           8,086,338

                       Identity Group, Inc.
        4,950,000      Term Loan, maturing May 7, 2007                 4,950,000

                       Imperial Home Decor Group(2)
        2,490,579      Revolver, maturing March 13, 2005(3)              871,703
        5,969,469      Term Loan, maturing March 13, 2005(3)           2,089,314
        1,492,367      Term Loan, maturing March 13, 2006(3)             522,329
                       Juno Lighting
        5,283,840      Term Loan, maturing November 30, 2006           5,272,284

                       U.S. Office Products
        7,995,545      Term Loan, maturing June 9, 2006                5,045,189
                                                                    ------------
                                                                      33,418,278
                                                                    ------------
HOTELS, MOTELS, INNS AND GAMING: 7.1%
                       Aladdin Gaming LLC
        3,000,000      Term Loan, maturing August 26, 2006             2,873,751
        4,500,000      Term Loan, maturing August 26, 2008             4,310,627

                       Extended Stay America, Inc.
        9,950,000      Term Loan, maturing December 31, 2003           9,894,031
        5,500,000      Term Loan, maturing June 30, 2007               5,522,347

                       Felcor Lodging Trust
        2,992,000      Term Loan, maturing March 31, 2004              2,985,457

                       Horseshoe Gaming Holding Corporation
        2,976,000      Term Loan, maturing September 30, 2006          2,985,300

                       Meristar Hospitality Corp.
       11,491,000      Term Loan, maturing July 31, 2003              11,440,727

                       Starwood Hotels & Resorts
       11,500,000      Term Loan, maturing February 23, 2003          11,528,750

                       Strategic Hotel Capital, Inc.
        9,925,000      Term Loan, maturing November 9, 2004            9,966,357

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT       BORROWER/TRANCHE DESCRIPTION                    VALUE
----------------       ----------------------------                    -----
HOTELS, MOTELS, INNS AND GAMING (CONTINUED)

                       Wyndham International
      $ 5,000,000      IRL, maturing June 30, 2004                  $  4,990,625
       18,500,000      Term Loan, maturing June 30, 2006              18,210,938
                                                                    ------------
                                                                    $ 84,708,910
                                                                    ------------
INSURANCE: 0.9%
                       TRG Holdings Corp.
          967,500      Term Loan, maturing January 7, 2003               962,662

                       USI Holdings
        9,700,000      Term Loan, maturing July 17, 2004               9,669,688
                                                                    ------------
                                                                      10,632,350
                                                                    ------------
LEISURE, AMUSEMENT, MOTION PICTURES AND ENTERTAINMENT: 6.9%
                       AMFAC Parks & Resorts, Inc.
        3,675,000      Term Loan, maturing September 4, 2004           3,626,766
        3,675,000      Term Loan, maturing September 30, 2004          3,626,766

                       Fitness Holdings Worldwide
        9,399,750      Term Loan, maturing November 1, 2006            9,242,304
        8,403,750      Term Loan, maturing November 1, 2007            8,262,987

                       Four Media Co.
        9,750,000      Term Loan, maturing September 10, 2004          9,725,625

                       Icon Health & Fitness, Inc.
        5,146,563      Term Loan, maturing March 1, 2005               5,146,563
        4,931,250      Term Loan, maturing November 29, 2004           4,931,250
        4,000,000      Term Loan, maturing August 31, 2004             4,000,000

                       Metro-Goldwyn-Mayer
       10,000,000      Term Loan, maturing March 31, 2005              9,795,830
        9,000,000      Term Loan, maturing March 31, 2006              8,929,125

                       Panavision, Inc.
       14,226,351      Term Loan, maturing March 10, 2005             14,226,351
                                                                    ------------
                                                                      81,513,567
                                                                    ------------
MACHINERY: 1.3%
                       Alliance Laundry Systems
        5,000,000      Term Loan, maturing May 1, 2005                 4,987,500

                       Clearing Niagara(2)
        8,312,732      Term Loan, maturing October 18, 2004(3)         6,234,549

                       Morris Material Handling(2)
        4,658,193      Term Loan, maturing March 31, 2005              4,425,283
                                                                     -----------
                                                                      15,647,332
                                                                     -----------
MINING, STEEL, IRON AND NON-PRECIOUS METALS: 0.6%
                       National Refractories Co.
        2,916,667      Term Loan, maturing September 30, 2001          2,916,667

                       P&L Coal
        5,000,000      Term Loan, maturing June 30, 2006               4,992,190
                                                                    ------------
                                                                       7,908,857
                                                                    ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT       BORROWER/TRANCHE DESCRIPTION                    VALUE
----------------       ----------------------------                    -----

NORTH AMERICAN CABLE: 3.2%
                       CC VI Operating Co. LLC
     $  5,000,000      Term Loan, maturing November 1, 2008         $  4,998,750

                       CC VIII Operating LLC
        2,500,000      Term Loan, maturing February 2, 2008            2,502,084

                       Century Cable Holdings LLC
        8,000,000      Term Loan, maturing June 30, 2009               8,012,000

                       Charter Communications
       16,500,000      Term Loan, maturing March 18, 2008             16,446,375
        6,556,250      Term Loan, maturing March 17, 2008              6,533,028
                                                                    ------------
                                                                      38,492,235
                                                                    ------------
OIL AND GAS: 1.5%
                       Key Energy Group, Inc.
        1,640,667      Revolver, maturing October 26, 2004             1,585,294
        5,410,926      Term Loan, maturing October 26, 2003            5,423,610

                       Perf-O-Log
        1,462,500      Term Loan, maturing August 11, 2003             1,433,250
        3,890,000      Term Loan, maturing August 11, 2003             3,812,200
        2,443,750      Term Loan, maturing August 11, 2004             2,394,875
        2,992,469      Term Loan, maturing June 30, 2005               2,947,582
                                                                    ------------
                                                                      17,596,811
                                                                    ------------
OTHER TELECOMMUNICATIONS: 1.4%
                       Cincinnati Bell Inc.
       10,000,000      Term Loan, maturing January 31, 2006           10,020,000

                       Pacific Coin
        1,758,933      Term Loan, maturing December 31, 2002           1,319,199
        6,492,153      Term Loan, maturing December 31, 2004           4,869,115
                                                                    ------------
                                                                      16,208,314
                                                                    ------------
PERSONAL AND NONDURABLE CONSUMER PRODUCTS: 3.2%
                       AM Cosmetics
        2,281,441      Revolver, maturing May 30, 2004                 2,281,441
        1,305,151      Term Loan, maturing June 30, 2003               1,305,151
        2,610,303      Term Loan, maturing December 31, 2004           2,610,303

                       Amscan Holdings
        9,718,613      Term Loan, maturing December 31, 2004           8,941,124

                       Centis, Inc.
        3,922,222      Term Loan, maturing September 30, 2005          3,922,222
        3,438,750      Term Loan, maturing September 30, 2006          3,438,750

                       Medtech Products, Inc.
        7,375,468      Term Loan, maturing October 15, 2002            7,227,959

                       Norwood Promotional Products
        3,152,205      Term Loan, maturing May 12, 2006                3,134,474
        2,809,412      Term Loan, maturing November 30, 2006           2,793,609

                       Paint Sundry Brands
        1,101,913      Term Loan, maturing August 11, 2005             1,085,384
        1,079,199      Term Loan, maturing August 11, 2006             1,063,011
                                                                    ------------
                                                                      37,803,428
                                                                    ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT        BORROWER/TRANCHE DESCRIPTION                   VALUE
----------------        ----------------------------                   -----

PERSONAL, FOOD & Miscellaneous: 4.1%
                       Boston Chicken Inc.(2)
      $25,617,308      Lease, maturing October 17, 1998(3)          $  8,517,755
        2,946,126      Revolver, maturing October 17, 1998(3)            979,587
        3,752,645      Revolver, maturing December 1, 1999(3)          1,247,755

                       Brickman Group Ltd.
        4,729,762      Term Loan, maturing December 31, 2005           4,706,112

                       Coinmach Laundry Corp.
        8,736,006      Term Loan, maturing June 30, 2005               8,693,689

                       Otis Spunkmeyer
        4,590,051      Term Loan, maturing December 31, 2005           4,564,232

                       Papa Gino's Inc.
        2,195,166      Term Loan, maturing August 31, 2004             2,195,166
        2,983,817      Term Loan, maturing February 19, 2002           2,983,817
        4,482,493      Term Loan, maturing February 19, 2004          14,482,493
                                                                    ------------
                                                                      48,370,606
                                                                    ------------
PRINTING AND PUBLISHING: 3.0%
                       Big Flower Press, Inc.
        4,000,000      Term Loan, maturing December 7, 2008            4,000,000

                       Mail-Well I Corp
        5,000,000      Term Loan, maturing February 22, 2007           5,006,250

                       Von Hoffman Press, Inc.
        3,264,286      Term Loan, maturing May 22, 2004                3,230,624
       10,607,143      Term Loan, maturing May 22, 2005               10,497,763

                       Weider Publications, Inc.
        9,800,000      Term Loan, maturing September 18, 2005          9,800,000

                       Ziff-Davis
        2,911,314      Term Loan, maturing March 31, 2007              2,917,378
                                                                    ------------
                                                                      35,452,015
                                                                    ------------
RADIO AND TELEVISION BROADCASTING: 2.3%
                       Benedek Broadcasting Corporation
        6,000,000      Term Loan, maturing November 20, 2007           5,981,250

                       Susquehanna Media
        5,000,000      Term Loan, maturing June 30, 2008               4,970,315

                       Telemundo
       16,872,500      Term Loan, maturing December 28, 2006          16,745,956
                                                                    ------------
                                                                      27,697,521
                                                                    ------------
RETAIL STORES: 2.3%
                       Murray's Discount Auto Stores, Inc.
       13,553,924      Term Loan, maturing June 30, 2003              13,553,924

                       Peebles, Inc.
        2,669,684      Term Loan, maturing April 30, 2001              2,649,662
       11,630,657      Term Loan, maturing April 30, 2002             11,587,042
                                                                    ------------
                                                                      27,790,628
                                                                    ------------
SATELLITE: 0.2%
                       Pegasus Media & Communications
        2,000,000      Term Loan, maturing April 30, 2005              2,006,666
                                                                    ------------
                                                                       2,006,666
                                                                    ------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

PRINCIPAL AMOUNT       BORROWER/TRANCHE DESCRIPTION                    VALUE
----------------       ----------------------------                    -----

TELECOMMUNICATION EQUIPMENT: 1.5%
                       Crown Castle Operating Company
     $  5,000,000      Term Loan, maturing March 18, 2008         $    5,014,235

                       Pinnacle Towers, Inc.
        6,000,000      Term Loan, maturing June 30, 2007               5,990,628

                       Tripoint Global Communications, Inc.
        6,532,454      Term Loan, maturing May 28, 2006                6,450,799
                                                                  --------------
                                                                      17,455,662
                                                                  --------------
TEXTILES AND LEATHER: 4.4%
                       Accessory Network
        9,172,314      Term Loan, maturing August 13, 2005             9,103,522

                       Galey & Lord
        8,318,537      Term Loan, maturing March 23, 2005              7,341,109
        5,901,056      Term Loan, maturing March 23, 2006              5,207,682

                       Humphrey's Inc.
        6,650,000      Term Loan, maturing November 15, 2003           6,317,500

                       Malden Mills
        9,925,000      Term Loan, maturing October 28, 2006            9,925,000

                          Scovill Fastners Inc.
        4,553,571      Term Loan, maturing November 26, 2003           4,553,570

                         Tartan Textile Services
        9,802,275      Term Loan,maturing May 13, 2005                 9,728,758
                                                                  --------------
                                                                      52,177,141
                                                                  --------------

                       Total Senior Loans--135.9%
                       (Cost $1,674,205,868)                      $1,614,012,984
                                                                  --------------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

OTHER CORPORATE DEBT

PRINCIPAL AMOUNT       BORROWER/TRANCHE DESCRIPTION                    VALUE
----------------       ----------------------------                    -----

AUTOMOBILE: 0.5%
                       Capital Tool & Design Ltg.
     $  6,000,000      Subordinated Note, maturing July 19, 2003     $ 6,000,000
                                                                     -----------
                                                                       6,000,000
                                                                     -----------
BUILDING & Real Estate: 0.8%
                       National Golf Operating Partnership
        9,900,000      Term Loan, maturing July 22, 2004               9,825,750
                                                                     -----------
                                                                       9,825,750
                                                                     -----------
FINANCE: 0.9%
                       Value Asset Management, Inc.
       10,000,000      Sr. Sub Bridge, maturing April 28, 2003        10,000,000
                                                                     -----------
                                                                      10,000,000
                                                                     -----------
OIL AND GAS: 0.7%
                       Premcor Refining Inc.
        9,000,000      Floating Rate Note, maturing
                       November 15, 2004                               8,550,000
                                                                     -----------
                                                                       8,550,000
                                                                     -----------
PERSONAL & Nondurable Consumer Products: 0.5%
                       AM Cosmetics
        2,903,930      Senior Sub, maturing May 30, 2007(3)            2,903,930

                       Paint Sundry Brands
        2,875,000      Subordinated Note, maturing August 11, 2008     2,645,000
                                                                     -----------
                                                                       5,548,930
                                                                     -----------
                        TOTAL OTHER CORPORATE DEBT-- 3.4%
                       (COST $ 40,286,965)                           $39,924,680
                                                                     -----------

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

EQUITY SECURITIES

SHARES
------
            Apparel Products: 0.0%
13,294      Butterick Company, Inc.@(R)--Common                      $    22,364
                                                                     -----------

            Electronics: 0.1%
149,645     Decision One Corporation@--Common                          1,197,160
                                                                     -----------

            Diversified/Conglomerate Services: 0.0%
60,056      Staff Leasing, Inc.@--Common                                 240,224
                                                                     -----------

            Home and Office Furnishings: 0.1%
80,400      American Blind and Wallpaper, Inc.@(R)--Common             1,045,200
                                                                     -----------

            Personal and Nondurable Consumer Products: 0.00%
37,197      AM Cosmetics Corp.--Common@                                       --
                                                                     -----------

            Restaurants: 0.6%
413,980     America's Favorite Chicken Co.--Common@(R)                 7,203,165
                                                                     -----------

            Textiles and Leather: 0.0%
127,306     Dan River, Inc.--Common@                                     564,920
                                                                     -----------
            Total Equity Securities--0.8%
            (Cost $1,637,196)                                        $10,273,033
                                                                     -----------

STOCK PURCHASE WARRANTS AND OTHER SECURITIES

SHARES
------

 48,930     Autotote Systems, Inc., Warrant representing 48,930
              Common shares, Expires 10/30/03@(R)                       $ 44,275
      1     Autotote Systems, Inc., Option representing 0.248%
              Common shares issued and outstanding @(R)                       --
 10,000     Casden Properties Operation, 10,000 shares of junior
              Cumulative Preferred partnership Units(R)                  250,000
 80,634     Capital Tool & Design, Warrants reprsenting 19,000
              Common shares@(R)                                          256,658
 19,000     Covenant Care, Inc., Warrants representing 19,000
              Common shares@(R)                                           37,452
  2,564     Em Solutions, Warrant representing 2,564 Common
              shares, Expires 09/01/05@                                       --
 48,930     Murray's Discount, Warrants representing 5% equity
              stakes on a fully diluted basis@(R)                              4
                                                                        --------
            TOTAL STOCK PURCHASED WARRANTS AND OTHER
              SECURITIES--0.1% (COST $0)                                $588,389
                                                                        --------

            TOTAL INVESTMENTS (COST $1,716,130,029)(5)   140.2%  $1,664,799,086
            LIABILITES IN EXCESS OF CASH AND OTHER
              ASSETS--NET                                (40.2)%   (477,148,911)
                                                         -----   --------------
            NET ASSETS                                   100.0%  $1,187,650,175
                                                         =====   ==============

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

----------

@    Non-income producing security.
(R)  Restricted security.
* Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.
(1) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code.
(2) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code.
(3)  Loan is on non-accrual basis.
(4) The borrower filed for protection under the Canadian Bankruptcy and Insolvency Act.
(5) For federal income tax purposes, which is the same for financial reporting purposes, cost of investments is $1,716,130,029 and net unrealized depreciation consists of the following:

               Gross Unrealized Appreciation       $ 14,466,201
               Gross Unrealized Depreciation        (65,797,144)
                                                   ------------
                 Net Unrealized Depreciation       $(51,330,943)
                                                   ============

                 See Accompanying Notes to Financial Statements

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Cash                                                            $       975,433
Investments in securities at value (Cost $1,716,130,029)          1,664,799,086
Receivables:
 Interest                                                            21,051,099
 Fund shares sold                                                       245,703
 Other                                                                   27,658
Prepaid expenses                                                        454,141
Prepaid arrangement fees on notes payable                               533,870
                                                                ---------------
   Total assets                                                   1,688,086,990
                                                                ---------------
LIABILITIES:
Notes payable                                                       493,000,000
Deferred arrangement fees on senior loans                             1,606,619
Accrued interest payable                                              2,767,229
Accrued expenses                                                      3,062,967
                                                                ---------------
   Total liabilities                                                500,436,815
                                                                ---------------
NET ASSETS (equivalent to $8.70 per share, based on
  136,510,787 shares of beneficial interest authorized
  and outstanding, no par value)                                $ 1,187,650,175
                                                                ===============
Net Assets Consist of:
 Paid in capital                                                $ 1,290,372,077
 Undistributed net investment income                                 11,307,111
 Accumulated net realized loss on investments                       (62,698,070)
 Net unrealized depreciation of investments                         (51,330,943)
                                                                ---------------
   Net assets                                                   $ 1,187,650,175
                                                                ===============

                See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS for the Six Months Ended August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                           $ 83,725,095
Arrangement fees earned                                               1,006,359
Dividends                                                                22,500
Other                                                                 2,140,138
                                                                   ------------
 Total investment income                                             86,894,092
                                                                   ------------
EXPENSES:
Interest                                                             17,919,283
Investment management fees                                            6,969,473
Administration fees                                                   1,811,143
Miscellaneous expense                                                   599,729
Transfer agent and registrar fees                                       277,753
Reports to shareholders                                                 202,440
Revolving credit facility fees                                          176,818
Professional fees                                                       148,424
Custodian fees                                                           92,000
Recordkeeping and pricing fees                                           36,800
Insurance expense                                                        20,307
Trustees' fees                                                           15,088
                                                                   ------------
 Total expenses                                                      28,269,258
                                                                   ------------
   Net investment income                                             58,624,834
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized gain on investments                                      9,801,537
Change in unrealized depreciation of investments                    (43,033,077)
                                                                   ------------
 Net loss on investments                                            (33,231,540)
                                                                   ------------
   Net increase in net assets resulting from operations            $ 25,393,294
                                                                   ============

                See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                           August 31,          Year Ended
                                                              2000            February 29,
                                                           (Unaudited)            2000
                                                         ---------------     ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                    $    58,624,834     $   106,494,015
Net realized gain (loss) on investments                        9,801,537         (37,913,867)
Change in unrealized depreciation
 on investments                                              (43,033,077)         (2,330,185)
                                                         ---------------     ---------------
 Net increase in net assets resulting from operations         25,393,294          66,249,963

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                     (59,249,308)       (104,450,361)

CAPITAL SHARE TRANSACTIONS:
Issuance from dividend reinvestment                            3,501,132           9,369,771
Sales of shares in connection with shelf offerings               665,949          43,604,392
                                                         ---------------     ---------------
 Net increase from capital share transactions                  4,167,081          52,974,163
                                                         ---------------     ---------------
 Net increase (decrease) in net assets                       (29,688,933)         14,773,765

NET ASSETS:
Beginning of period                                        1,217,339,108       1,202,565,343
                                                         ---------------     ---------------
End of period (including undistributed net investment
 income of $11,307,111 and $11,931,585, respectively)    $ 1,187,650,175     $ 1,217,339,108
                                                         ===============     ===============
SUMMARY OF CAPITAL SHARE TRANSACTIONS:
Shares issued in payment of distributions from net
 investment income                                               399,173           1,031,864
Shares sold in connection with Shelf offerings                    75,453           4,798,146
                                                         ---------------     ---------------
 Net increase in shares outstanding                              474,626           5,830,010
                                                         ===============     ===============

                See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 STATEMENT OF CASH FLOWS for the Six Months Ended August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
 Interest received                                                $  82,462,372
 Dividends received                                                      22,500
 Facility fees paid                                                     (56,985)
 Arrangement fee received                                               613,153
 Other income received                                                2,175,385
 Interest paid                                                      (18,291,638)
 Other operating expenses paid                                       (9,611,624)
 Purchases of portfolio securities                                 (490,545,501)
 Proceeds from disposition of portfolio securities                  482,462,482
                                                                  -------------
   Net cash provided by operating activities                         49,230,144
                                                                  -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Dividends paid                                                     (55,748,176)
 Overdraft financing                                                 (1,926,781)
 Proceeds from share offerings                                          420,246
 Loan advance                                                         9,000,000
                                                                  -------------
   Net cash flows used for financing activities                     (48,254,711)
                                                                  -------------
 Net change in cash                                                     975,433
 Cash at beginning of period                                                 --
                                                                  -------------
 Cash at end of period                                            $     975,433
                                                                  =============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations              $  25,393,294
                                                                  -------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
 Decrease in investments in securities                               25,291,374
 Increase in dividends and interest receivable                       (1,262,723)
 Decrease in other assets                                                17,371
 Decrease in prepaid arrangement fees on notes payable                  119,833
 Increase in prepaid expenses                                          (124,977)
 Decrease in deferred arrangement fees on senior loans                 (393,206)
 Decrease in accrued interest payable                                  (372,355)
 Increase in accrued expenses                                           561,533
                                                                  -------------
 Total adjustments                                                   23,836,850
                                                                  -------------
   Net cash provided by operating activities                      $  49,230,144
                                                                  =============

                See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                       SIX
                                      MONTHS
                                      ENDED                           YEARS ENDED FEBRUARY 28 OR FEBRUARY 29,
                                 AUGUST 31, 2000  -----------------------------------------------------------------------------
                                   (UNAUDITED)       2000         1999 (7)       1998 (7)      1997(7)      1996(6)      1995
                                   -----------    ----------     ----------     ----------   ----------     --------    -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period                           $     8.95      $     9.24     $     9.34     $     9.45   $     9.61     $   9.66    $ 10.02
Net investment income                   0.43            0.79           0.79           0.87         0.82         0.89       0.74
Net realized and unrealized
 gain (loss) on investments            (0.24)          (0.30)         (0.10)         (0.13)       (0.02)       (0.08)      0.07
                                  ----------      ----------     ----------     ----------   ----------     --------    -------
Increase in net asset value
 from investment operations             0.19            0.49           0.69           0.74         0.80         0.81       0.81
Distributions from net
 investment income                     (0.44)          (0.78)         (0.82)         (0.85)       (0.82)       (0.86)     (0.73)
Increase in net asset value
 from share offerings                     --              --           0.03             --           --           --          --
Reduction in net asset value
 from  rights offering                    --              --             --             --        (0.14)          --      (0.44)
Increase in net asset value
 from repurchase of capital
 stock                                    --              --             --             --           --           --          --
                                  ----------      ----------     ----------     ----------   ----------     --------    --------
Net asset value, end of period    $     8.70      $     8.95     $     9.24     $     9.34   $     9.45     $   9.61    $   9.66
                                  ==========      ==========     ==========     ==========   ==========     ========    ========
Closing market price at end
 of period                        $     8.75      $     8.25     $     9.56     $    10.31   $    10.00     $   9.50    $   8.75

TOTAL RETURN
Total investment return at
 closing market price(3)               11.58%          (5.88)%         1.11%         12.70%       15.04%(5)    19.19%       3.27%(5)
Total investment return at
 net asset value(4)                     2.26%           5.67%          7.86%          8.01%        8.06%(5)     9.21%       5.24%(5)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (000's)                   $1,187,650      $1,217,339     $1,202,565     $1,034,403   $1,031,089     $862,938    $867,083
Average borrowings (000's)        $  529,326      $  524,019     $  490,978     $  346,110   $  131,773     $     --    $     --
Ratios to average net assets
 plus borrowings:
 Expenses (before interest
  and other fees related to
  revolving credit facility)            1.17%(1)        1.00%(8)       1.05%(8)       1.04%        1.13%          --          --
 Expenses                               3.25%(1)        2.79%(8)       2.86%(8)       2.65%        1.92%          --          --
 Net investment income                  6.72%(1)        6.12%          6.00%          6.91%        7.59%          --          --
Ratios to average net assets:
 Expenses (before interest
  and other fees related to
  revolving credit facility)            1.69%(1)        1.43%(8)       1.50%(8)       1.39%        1.29%          --          --
 Expenses                               4.68%(1)        4.00%(8)       4.10%(8)       3.54%        2.20%        1.23%       1.30%
 Net investment income                  9.70%(1)        8.77%          8.60%          9.23%        8.67%        9.23%       7.59%
Portfolio turnover rate                   28%             71%            68%            90%          82%          88%        108%
Shares outstanding at end
 of period (000's)                   136,511         136,036        130,206        110,764      109,140       89,794      89,794

----------
(1)  Annualized.
(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.
(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.

                See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------

                     YEARS ENDED FEBRUARY 28 OR FEBRUARY 29,
-------------------------------------------------------------------------
  1994        1993        1992         1991          1990         1989
--------    --------    --------     --------      --------      --------

$  10.05    $   9.96    $   9.97    $    10.00    $    10.00     $  10.00
    0.60        0.60        0.76          0.98          1.06         0.72

   (0.05)       0.01       (0.02)        (0.05)           --           --
--------    --------    --------    ----------    ----------     --------

    0.55        0.61        0.74          0.93          1.06         0.72

   (0.60)      (0.57)      (0.75)        (0.96)        (1.06)       (0.72)
--------    --------    --------    ----------    ----------     --------

--------    --------    --------    ----------    ----------     --------

    0.02        0.05          --            --            --           --
--------    --------    --------    ----------    ----------     --------
$  10.02    $  10.05    $   9.96    $     9.97    $    10.00     $  10.00
========    ========    ========    ==========    ==========     ========

$   9.25     $  9.13          --            --            --           --

    8.06%      10.89%         --            --            --           --

    6.28%       7.29%       7.71%         9.74%        11.13%        7.35%

$719,979    $738,810    $874,104    $1,158,224    $1,036,470     $252,998
$     --    $     --    $     --    $       --    $       --     $     --




      --          --          --            --            --           --
      --          --          --            --            --           --
      --          --          --            --            --           --


      --          --          --            --            --           --
    1.31%       1.42%       1.42%(2)      1.38%         1.46%(2)     1.18%(1)(2)
    6.04%       5.88%       7.62%(2)      9.71%        10.32%(2)     9.68%(1)(2)
      87%         81%         53%           55%          100%          49%(1)

  71,835      73,544      87,782       116,022       103,660       25,294

----------
(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.
(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.
(6) Pilgrim Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.
(7) The Manager agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.
(8)  Calculated on total expenses before impact of earnings credits.

                See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Pilgrim  Prime Rate Trust (the  "Trust"),  is  registered  under the  Investment
Company Act of 1940, as amended, as a diversified, closed-end, investment management company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the "`33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Senior Loan and Other Security Valuation. On a daily basis, the Trust uses market quotes to value its senior loans holdings when the Trust believes that multiple and reliable market quotes are available and reflect current value. Senior securities that cannot be valued based on market quotes, are valued using the Trust's valuation procedures, to ascertain the current value of a loan based on fundemental analysis. Fair value is determined by Pilgrim Investments, Inc. (the "Manager") under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, the Manager will consider, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the senior corporate loan; (iii) recent market prices for similar loans, if any; and
     (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. The Manager may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in senior loans has not yet fully developed, the Manager will not rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     At February 29, 2000, the Trust had capital loss carryforwards for federal income tax purposes of approximately $66,511,648 which are scheduled to expire through February 28, 2008.

     The Board of Trustees intends to offset any future net capital gains with the capital loss carryforwards until each carryforward has been fully utilized or expires.

C. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

     senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status.

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles for items such as the treatment of short term capital gains. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital. During the year ended February 29, 2000 the Fund reclassified $1,830,561 from paid in capital to accumulated net realized loss on investments, to reflect the treatment of permanent book/tax differences.

E. Dividend Reinvestments. Pursuant to the Shareholder Investment Program (formerly known as the Automatic Dividend Reinvestment Plan), DST Systems, Inc., the Plan Agent, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased only when the closing sale or bid price plus commission is less than the net asset value per share of the stock on the valuation date. If the market price plus commissions is equal to or exceeds the net asset value, new shares are issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

G. Share Offerings. During the year ended February 28, 1999, the Trust began issuing shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

NOTE 2 -- INVESTMENTS

For the six months ended August 31, 2000, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $490,545,501 and $482,462,482, respectively. At August 31, 2000, the
Trust held senior loans valued at $1,614,012,984 representing 97.0% of its total investments. The market value of these securities can only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair values as determined may materially differ from the market values that would have been used had a ready market for these securities existed.

The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                     DATE OF         COST OR
                                                                   ACQUISITION    ASSIGNED BASIS
                                                                   -----------    --------------
American Blind and Wallpaper -- Common                               01/12/99            --
America's Favorite Chicken Co. -- Common                             11/06/92          $  1
Autotote Systems, Inc. -- Option                                     02/26/97            --
Autotote Systems, Inc. -- Warrant                                    11/11/92            --
Butterick Company, Inc. -- Common                                    05/01/97            --
Capital Tool & Design -- Warrants                                    07/26/96            --
Casden Properties Operation -- Preferred Partnership Units           12/31/98            --
Covenant Care, Inc. -- Warrants                                      12/22/95            --
Murray's Discount -- Warrants                                        02/16/99            --
                                                                                       ----
Total restricted securities excluding senior loans (market value
 of $9,099,342 was 0.77% of net assets at August 31, 2000)                             $  1
                                                                                       ====

NOTE 3 -- MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

On July 26, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, and Pilgrim Securities, Inc., Distributor to the Funds, was acquired by ING Groep N.V. (NYSE:ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees.

The Trust has entered into an Investment Management Agreement with ING Pilgrim Investments, Inc. (the "Manager") a wholly-owned subsidiary of ING Pilgrim Group, Inc. ("PG"), to provide advisory and management services. The Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's average daily net assets plus borrowings.

The Trust has also entered into an Administration Agreement with ING Pilgrim Investments, Inc. to provide administrative services and also to furnish facilities. Prior to May 1, 2000 the Administration Agreement compensated the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million. Effective May 1, 2000, the Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Trust's average daily net assets plus the proceeds of any outstanding borrowings.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 4 -- COMMITMENTS

The Trust has entered into both a 364 day and a five year revolving credit agreement, collateralized by assets of the Trust, to borrow up to $620 million from a syndicate of major financial institutions maturing July 15, 2003. Borrowing rates under these agreements are based on a fixed spread over LIBOR, the federal funds rate, or a commercial paper based rate. Prepaid arrangement fees for any unborrowed amounts are amortized over the term of the agreements. The amount of borrowings outstanding at August 31, 2000, was $493 million, at an average interest rate of 7.1%, which represented 29.2% of total assets. Average borrowings for the six months ended August 31, 2000 were $529,326,087 and the average annualized interest rate was 7.2%.

As of August 31, 2000, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Alliance Data Systems   $  803,571    Key Energy Group               $ 9,059,333
AM Cosmetics                11,248    Meditrust Corp.                  7,679,642
Breed Technologies          42,611    Murray's Discount Auto Stores    1,700,000
Crown Paper Co.          2,125,000    Schwegmann Giant Super Market    1,488,400
Huntsman Corporation       985,104                                   -----------
                                                                     $23,894,909
                                                                     ===========

NOTE 5 -- RIGHTS AND OTHER OFFERINGS

On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09 . Offering costs of $6,972,203 were charged against the offering proceeds.

On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

As of August 31, 2000, share offerings pursuant to shelf registrations were as follows:

              REGISTRATION             SHARES               SHARES
                  DATE               REGISTERED            REMAINING
              ------------           ----------            ---------
                 6/11/98             15,000,000                   --
                 6/19/98             10,000,000            9,730,800
                 9/15/98             25,000,000           19,258,212
                 3/04/99              5,000,000            3,241,644

NOTE 6 -- CUSTODIAL AGREEMENT

State Street Bank, Kansas City ("SSBKC") (formerly known as IFTC) serves as the Trust's custodian and recordkeeper. Custody fees paid to SSBKC are reduced by earnings credits based on the cash balances held by SSBKC for the Trust.

There were no earning credits for the six months ended August 31, 2000.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 7 -- AFFILIATED TRANSACTIONS

During the six months ended August 31, 2000, the Trust purchased and sold holdings in senior loans from/to affiliated funds managed by the Manager at prices determined by the Manager to represent market prices. The cost of purchased loans was $24,218,893 and the proceeds and cost of sold loans were $22,952,891 and $23,208,437, respectively, excluding any benefit to the Trust from the recognition of deferred arrangement fees.

NOTE 8 -- SUBORDINATED AND UNCOLLATERALIZED LOANS

The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a Senior Loan from the same borrower. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. The Trust may invest up to 5% of its total assets, measured at the time of investment, in subordinated and uncollateralized loans. As of August 31, 2000, the Trust held 2.2% of its total assets in subordinated and uncollateralized loans.

NOTE 9 -- SUBSEQUENT EVENTS

Subsequent to August 31, 2000, the Trust paid the following dividends from net investment income:

 PER SHARE AMOUNT    DECLARATION DATE     RECORD DATE     PAYABLE DATE
 ----------------    ----------------     -----------     ------------
     $0.073             08/31/2000         09/11/2000      09/22/2000
      0.070             09/29/2000         10/10/2000      10/23/2000

Through August 31st and after that date, the Trust has increased the degree to which it uses market quotations to value its Senior Loan holdings. Senior Loans are normally valued on the basis of one or more quotations obtained from a pricing service or other sources believed to be reliable. Senior Loans for which reliable quotations are not available, which may include those deemed unreliable under criteria established by the Trust's Board of Trustees, may be valued with reference to another Senior Loan or a group of Senior Loans for which quotations are more readily available and whose characteristics are comparable to the Senior Loan being valued. Under this approach, the comparable Senior Loan or Loans serve as a"proxy" for changes in value. The Trust has engaged an independent pricing service to provide quotations from dealers in Senior Loans and to calculate values under the "proxy" procedure described above. Other senior loans may be valued on the basis of their "fair value" under the procedures described in Note 1(A).

On October 23, 2000, the Trust filed a registration statement with the SEC pursuant to which the Trust expects to offer 3,600 Series M Preferred Shares, 3,600 Series W Preferred Shares and 3,600 Series F Preferred Shares, each at a purchase price of $25,000 per share. The Trust expects to sell such Preferred Shares on or about November 2, 2000. In addition, subject to market conditions, the Trust expects to offer within 30 days thereafter up to 3,600 shares each of Series T Preferred Shares and Series Th Preferred Shares, each at a purchase price of $25,000 per share.

           Management's Additional Operating Information (Unaudited)

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At a Special Meeting of Trust Shareholders, held August 6, 1998, Shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including
(i) investing in loans in any form of business entity, as long as the loans otherwise meet the Trust's requirements regarding the quality of loans in which it may invest; (ii) the treatment of lease participations as Senior Loans which would constitute part of the 80% of the

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS as of August 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

Trust's assets normally invested in Senior Loans; (iii) investing in all types of hybrid loans that meet credit standards established by the Investment Manager constituting part of the 20% of the Trust's assets that may be invested in Other Investments; (iv) the ability to invest up to 5% of its total assets in both subordinated and unsecured loans which would constitute part of the 20% of the Trust's assets that may be invested in Other Investments.

Additionally, another policy change approved by the Board of Trustees of the Trust, which does not require shareholder approval, permits the Trust to accept guarantees and expanded forms of intangible assets as collateral, including copyrights, patent rights, franchise value, and trademarks. Another policy change approved by the Board, that does not require shareholder approval, provides that 80% of the Trust's gross assets, as opposed to 80% of its net assets, may normally be invested in Senior Loans.

The Trust's Manager considered the evolving nature of the syndicated loan market and the potential benefits to the Trust and its shareholders of revising the restriction to permit the Trust to invest in loans other than Senior Loans and the increase in the number of attractive investment opportunities available to the Trust due to the change.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Program, please contact the Shareholder Servicing Agent at (800) 992-0180.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FUND ADVISORS AND AGENTS
--------------------------------------------------------------------------------

INVESTMENT MANAGER                          INSTITUTIONAL INVESTORS AND ANALYSTS
ING Pilgrim Investments, Inc.               Call Pilgrim Prime Rate Trust
7337 E. Doubletree Ranch Road               1-800-336-3436, Extension 2214
Scottsdale, Arizona 85258-2034

ADMINISTRATOR                               TRANSFER AGENT
ING Pilgrim Group, Inc.                     DST Systems, Inc.
7337 E. Doubletree Ranch Road               P.O. Box 419368
Scottsdale, Arizona 85258-2034              Kansas City, Missouri 64141
1-800-992-0180

INDEPENDENT AUDITORS                        CUSTODIAN
KPMG LLP                                    State Street Bank Kansas City
355 South Grand Avenue                      801 Pennsylvania
Los Angeles, California 90071               Kansas City, Missouri 64105

WRITTEN REQUESTS

Please mail all account inquiries and other comments to:

Pilgrim Prime Rate Trust Account Services
c/o ING Pilgrim Group, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

TOLL-FREE SHAREHOLDER INFORMATION

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-992-0180.

         PILGRIM(R)
---------------------------
FUNDS FOR SERIOUS INVESTORS


                                U.S. EQUITY FUNDS
                                Pilgrim MagnaCap
                            Pilgrim Growth and Income
                            Pilgrim LargeCap Leaders
                         Pilgrim Research Enhanced Index
                          Pilgrim Growth Opportunities
                             Pilgrim LargeCap Growth
                              Pilgrim MidCap Value
                          Pilgrim MidCap Opportunities
                              Pilgrim MidCap Growth
                             Pilgrim Growth + Value
                         Pilgrim SmallCap Opportunities
                             Pilgrim SmallCap Growth
                             Pilgrim Bank and Thrift

                           INTERNATIONAL EQUITY FUNDS
                            Pilgrim Worldwide Growth
                         Pilgrim Global Corporate Growth
                           Pilgrim International Value
                              Pilgrim International
                        Pilgrim International Core Growth
                      Pilgrim International SmallCap Growth
                         Pilgrim Emerging Markets Value
                           Pilgrim Emerging Countries
                      Pilgrim Worldwide Emerging Countries
                            Pilgrim Global Technology
                           Pilgrim Asia-Pacific Equity
                          Pilgrim SmallCap Asia Growth
                          Pilgrim Troika Dialog Russia

                              PRECIOUS METAL FUNDS
                                  Pilgrim Gold
                                 Pilgrim Silver

                            INTERNATIONAL INCOME FUND
                              Pilgrim Global Income

                                  INCOME FUNDS
                      Pilgrim Government Securities Income
                               Pilgrim GNMA Income
                            Pilgrim Strategic Income
                               Pilgrim High Yield
                              Pilgrim High Yield II
                            Pilgrim High Total Return
                          Pilgrim High Total Return II
                              Pilgrim Money Market
                          Lexington Money Market Trust

                              EQUITY & INCOME FUNDS
                                Pilgrim Balanced
                               Pilgrim Convertible

Q2------------------------------------------------------------------------------
Prospectuses containing more infomration regarding the funds, including charges and expenses, may be obtained by calling Pilgrim Securities, Inc., Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

PRT2Q0800-102700